SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2004

                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)

           Maryland                      0-20879                  95-4580642
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


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Item 5. Other Events.

      Press Release. The press release of the Registrant dated June 16, 2004, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.

      (c)   Exhibits.

                                  Exhibit Index

Exhibit
Number      Description
-------     -----------

99.1        Press release dated June 16, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2004                                PYR ENERGY CORPORATION

                                                   By:/s/ D. Scott Singdahlsen
                                                      --------------------------
                                                      D. Scott Singdahlsen
                                                      Chief Executive Officer